                                                                   EXHIBIT 10.01

                        TRAVELERS PROPERTY CASUALTY CORP.
                            CAPITAL ACCUMULATION PLAN
                        AS AMENDED THROUGH JULY 23, 1997


SECTION 1.  PURPOSE OF THE PLAN.

      The name of this plan is TRAVELERS PROPERTY CASUALTY CORP. CAPITAL ACCUMULATION PLAN (the "Plan"). The purpose of the Plan is to enable TRAVELERS PROPERTY CASUALTY CORP. (the "Company") and its Subsidiaries to attract, retain and motivate officers and certain other employees, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership of stock in the Company on the part of such personnel. The Plan provides incentives to participating officers and certain other employees which are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

SECTION 2.  DEFINITIONS.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      "BOARD" shall mean the Board of Directors of the Company.

      "CAUSE" shall mean (1) failure by a Participant to perform substantially his or her duties with the Company or a Subsidiary, after reasonable notice to the Participant of such failure; (2) conduct by a Participant that is in material competition with the Company or a Subsidiary or (3) conduct by a Participant that breaches his or her duty of loyalty to the Company or a Subsidiary, or that is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere or (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act constitutes "Cause" shall be made by the Committee.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

      "COMMITTEE" shall mean, with respect to Section 16(a) Persons, the Incentive Compensation Subcommittee, and with respect to all other Participants, either the Nominations, Compensation and Corporate Governance Committee or the Incentive Compensation Subcommittee, as the case may be.

      "COMMON STOCK" shall mean the Class A common stock, par value $.01 per share, of the Company.

      "DISABILITY" shall have the meaning set forth on Schedule A.

      "EARLY RETIREMENT" shall have the meaning set forth on Schedule A.

      "ELIGIBLE EMPLOYEE" shall mean an employee of the Company or any Subsidiary as described in Section 3.

      "EMPLOYMENT" shall mean continuous employment with the Company or a Subsidiary, or in the case of a consultant, advisor or agent, a continuous contractual association between such person and the Company or a Subsidiary.

      "INCENTIVE COMPENSATION SUBCOMMITTEE" shall mean a subcommittee of the Nominations, Compensation and Corporate Governance Committee, appointed by the Nominations, Compensation and Corporate Governance Committee, the composition of which subcommittee shall satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to grants made to Section 16(a) Persons, and who also qualify, and remain qualified, as "outside directors" as defined in
      Section 162(m) of the Code.

      "INCREMENTAL SHARES" shall have the meaning set forth in Section 6(i).

      "LEAVE OF ABSENCE" shall have the meaning set forth in Schedule A.

      "NOMINATIONS, COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE" shall mean the Nominations, Compensation and Corporate Governance Committee appointed by the Board.

      "OPTIONS" shall mean non-qualified stock options to purchase shares of Common Stock which are not incentive stock options under Section 422 of the Code and which are granted under Section 6 herein.

      "PARTICIPANT" shall mean an Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 7, to receive an award of Restricted Stock.

      "RELATED EMPLOYMENT" shall mean the employment of an individual by an employer which is neither the Company nor a Subsidiary provided (i) such employment is undertaken by the individual at the request of the Company or a Subsidiary, (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Company or a Subsidiary, or was engaged in Related Employment as herein defined and (iii) such employment is recognized by the Committee, in its discretion, as Related Employment for purposes of this Plan.

      "RESTRICTED STOCK" shall mean an award of shares of Common Stock that is subject to the restrictions set forth in Section 5.

      "RETIREMENT" shall have the meaning set forth on Schedule A.

      "SECTION 16(a) PERSON" shall mean any officer or director of the Company or any Subsidiary who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

      "SUBSIDIARY" shall mean any entity at least one-half of whose outstanding voting stock, or beneficial ownership for entities other than corporations, is owned, directly or indirectly, by the Company, or which is otherwise controlled directly or indirectly by the Company.

SECTION 3.  ELIGIBILITY AND PARTICIPATION.

      Officers and certain other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the Company or its Subsidiaries shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Committee, in its discretion, from among Eligible Employees.

SECTION 4.  AMOUNT AND FORM OF AWARDS.

      (a) Awards under the Plan shall be determined by the Committee and will be granted at such time as the Committee may in its discretion determine. The Committee may also, in its discretion, provide for alternative methods for grants of awards. A Participant will receive such award in Restricted Stock or, if permitted by the Committee and so elected by the Participant pursuant to
Section 6, a portion of such award may be received in Options.

      (b) The number of shares of Common Stock which may be issued under the Plan shall be equal to the lesser of (i) the number of shares of Common Stock repurchased by the Company on or after April 23, 1996 or (ii) four million (4,000,000) shares of Common Stock, in each case subject to adjustment as provided in Section 8. The Committee may, in its discretion, modify or eliminate the repurchase limitation set forth in the preceding sentence. The shares issued hereunder may be authorized but unissued shares, or previously issued shares reacquired by the Company, or both. In the event Restricted Stock is forfeited, or an outstanding Option is terminated, expires or is canceled, prior to the end of the period during which the restrictions on Restricted Stock expire, or the Options can be exercised, the shares of Common Stock called for by such award of Restricted Stock or the unexercised portion of the Option award will become available for future awards.

SECTION 5.  RESTRICTED STOCK.

      (a) The number of shares of Restricted Stock awarded to a Participant under the Plan will be determined by a formula or formulas approved by the Committee. In order to reflect the impact of the restrictions on the value of the Restricted Stock, as well as the possibility of forfeiture of Restricted Stock, the fair market value of Common Stock shall be discounted at a rate of 25% in determining the number of shares of Restricted Stock to be awarded. The Committee may, where it deems appropriate, and in its discretion, provide for an alternative discount rate. For purposes of this Plan, the fair market value of Common Stock for an award will be the average of the Common Stock's closing prices on the Composite Tape of the New York Stock Exchange, Inc. ("NYSE") for the five trading days prior to the date of the award. The dollar value of an award will be divided by the discounted market value to determine the number of shares of Restricted Stock in an award. The value of fractional shares will be paid in cash. In the event the Committee provides for alternative methods for grants of awards, the Committee, in its discretion, may provide for alternative methods of determining the fair market value of the Common Stock for such awards, and may also provide for alternative forfeiture provisions.

      (b) Unless the Committee determines otherwise, a Participant shall not have any rights with respect to an award, unless or until such Participant has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company. Each Participant who is awarded Restricted Stock may, but need not, be issued a stock certificate in respect of such shares of Restricted Stock. A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence an award of shares of Restricted Stock to a Participant where no certificate is issued in the name of the Participant. Such Company records shall, absent manifest error, be binding on the Participants. Each certificate, if any, registered in the name of a Participant shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

      "The transferability of the certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Travelers Property Casualty Corp. Capital Accumulation Plan and a Restricted Stock Award Agreement entered into between the registered owner and Travelers Property Casualty Corp. Copies of such Plan and Agreement are on file in the offices of Travelers Property Casualty Corp."

      The Committee shall require that any stock certificate issued in the name of a Participant evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of such issuance of a certificate for Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such certificate.

      (c) The shares of Restricted Stock awarded pursuant to this Section 5 shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of the Plan and the Restricted Stock Award Agreements, during the three-year period (together with any extensions thereof approved as provided herein) commencing on the date of the award (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its discretion, (x) initially provide for an alternative Restricted Period or alter the three-year Restricted Period for a previously granted award (provided that the Committee may not extend the Restricted Period for a previously granted award without the Participant's written consent), (y) during any extension of such Restricted Period, provide for alternative restrictions and (z) provide for the lapse of any such restrictions in installments and accelerate or waive any such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine, in its discretion, including, but not limited to, the Participant's Retirement, termination, death or Disability. The terms, conditions and restrictions applicable to shares of Restricted Stock in the event of a Participant's termination of Employment, death, Disability, Retirement, Related Employment and/or Leave of Absence are set forth on Schedule A attached hereto and made a part hereof, which terms, conditions and restrictions remain subject to amendment from time to time by the Committee.

            (ii) Unless the Committee in its discretion shall determine otherwise at or prior to the time of the grant of any award, the Participant shall have the right to direct the vote of his shares of Restricted Stock during the Restricted Period, in accordance with paragraph (e) of this Section 5. The Participant shall have the right to receive any regular dividends on such shares of Restricted Stock. The Committee shall in its discretion determine the Participant's rights with respect to extraordinary dividends or distributions on the shares of Restricted Stock.

            (iii) Shares of Common Stock shall be delivered to the Participant either in certificate form or by crediting the Participant's brokerage account at Smith Barney Inc. promptly after, and only after, the Restricted Period shall expire (or such earlier time as the restrictions may lapse in accordance with paragraph (c)(i) of this Section 5) without forfeiture in respect of such shares of Restricted Stock.

      (d) Unless the Committee in its discretion shall determine otherwise at or prior to the time of the grant of any award, during the Restricted Period the shares of Restricted Stock shall be voted by the Company's senior administrative officer in charge of administering the Plan, or such other person as the Committee may designate (the "Plan Administrator"), and the Plan Administrator shall vote such shares in accordance with instructions received from Participants (unless to do so would constitute a violation of the Plan Administrator's fiduciary duties). Shares as to which no instructions are received shall be voted by the Plan Administrator proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of the Plan Administrator's fiduciary duties).

      (e) In any instance where the vesting of an award of Restricted Stock or the vesting and/or exercisability of an Option or reload option extends past the date of termination of a Participant's Employment, either pursuant to the terms of the Plan or by action of the Committee, the Restricted Stock as well as any rights of continued vesting and exercisability with respect to Options and reload options shall be forfeited, if, in the determination of the Committee, the Participant, at any time within any such remaining period of continued vesting or exercisability engages in any of the conduct described in subparagraphs (2) or (3) of the definition of "Cause" under this Plan. In addition, if, in the determination of the Committee, the Participant engages in any of the conduct described in subparagraph (3) of the definition of "Cause" under this Plan, while holding any Incremental Shares which remain subject to restrictions on transferability, at the option of the Committee, the Participant shall forfeit such Incremental Shares and receive instead a cash payment, without interest, equal to the original exercise price for the Option or reload option under which the Incremental Shares were issued, multiplied by the number of Incremental Shares forfeited.

SECTION 6.  ELECTION OF OPTIONS.

      (a) The Company does not intend to grant Options under the Plan. However, the Committee may, at such times and under such circumstances as the Committee in its discretion may deem to be appropriate, permit a Participant to elect to receive up to a maximum of one-third (1/3) of his or her award in the form of Options. The Committee shall determine the number of Options to be awarded in lieu of each share of Restricted Stock given up and may alter the maximum percentage of Restricted Stock which may be exchanged for Options. Such election shall be made within a period of sixty (60) days after the grant of the award (or such other period after the date of the award as the Committee may specify). In the absence of such an election, the award will be paid entirely in shares of Restricted Stock.

      (b) Options will be granted with an exercise price equal to the fair market value of Common Stock, which will be the average of the Common Stock's closing prices on the Composite Tape of the NYSE on the five trading days prior to the grant date. The Committee in its discretion shall determine the expiration date of the Options, provided that in no event shall the expiration date be later than ten (10) years from the date of the award. Options granted under the Plan shall vest pursuant to a schedule determined by the Committee, in its discretion, prior to the Participant's election to receive Options.

      (c) In order to evidence acceptance of an Option, the Committee may require recipients of Options to enter into a stock option agreement with the Company, in such form as the Committee shall determine, which agreement shall set forth, among other things, the exercise price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

      (d) If an Option is exercised by a Participant, then, at the discretion of the Committee, the Participant may receive a replacement or reload option, on such terms, conditions and limitations as determined by the Committee. Reload Options may also be granted under other benefit plans of the Company, as determined by the Committee.

      (e) Options, reload options, and, during any period of restrictions on transferability, Incremental Shares may not be sold, assigned, pledged, hypothecated or otherwise transferred by the Participant other than by will or the laws of descent and distribution, except as provided in this Section 6(e). The Committee may permit (on such terms, conditions and limitations as it shall establish) Options and reload options to be transferred one time to or to a trust or similar vehicle for the benefit of the Participant's immediate family members (the "Permitted Transferee"). Except to the extent required by law, no right or interest of any Participant in the Plan or any award granted hereunder shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of the Participant. All rights with respect to awards granted to a Participant shall be exercisable during his or her lifetime only by the Participant, or if applicable, the Permitted Transferee.

      (f) An Option shall not be exercisable unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made (A) in United States dollars by cash or check, (B) in lieu thereof, unless the Committee shall in its discretion determine otherwise, by tendering to the Company Common Stock owned by the person exercising the Option (or owned by the person exercising the Option and his or her spouse, jointly) and acquired at least six (6) months prior to such tender, including shares of Restricted Stock awarded hereunder at least six (6) months prior to such tender, and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations, (C) by a combination of United States dollars and Common Stock as aforesaid, or (D) if permitted by the Committee, by authorizing the Company to sell, on behalf of the Participant, the appropriate number of shares otherwise issuable to the Participant upon the exercise of the Option with the proceeds of sale applied to pay the exercise price.

      (g) An Option shall not be exercisable unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, an officer or Employee of the Company or a Subsidiary, except as set forth on Schedule A attached hereto and made a part hereof. Notwithstanding the foregoing provisions of this Section 6(g) and those contained in Schedule A, the Committee shall have the authority, on a case by case basis, in its discretion, to alter and/or waive the period of vesting and/or exercisability, however such periods may not be changed to the detriment of the Participant after the date of grant without the Participant's written consent.

      (h) If the exercise price of an Option is paid by delivery of a number of shares of Restricted Stock, then the Participant shall receive, in connection with the exercise, an equal number of identically restricted shares of Common Stock; the Incremental Shares of Common Stock issued upon such exercise shall contain any applicable restrictions that are set forth in the Participant's stock option agreement and/or in the Plan. In such event, the fair market value of shares of Restricted Stock delivered or withheld, for purposes of this Plan, shall not take into account the restrictions on such shares.

      (i) The Incremental Shares issued as a result of the exercise of an Option may not be sold, assigned, pledged, hypothecated or otherwise transferred by the Participant, except as specifically permitted pursuant to Section 6(e) above, for a period of one (1) year following the date of exercise if no reload option is granted in connection with such exercise or for a period of two (2) years if a reload option is granted in connection with such exercise, or such other shorter or longer periods of restriction on transferability as may be determined by the Committee. For purposes of the Plan, the term "Incremental Shares" shall mean those shares of Common Stock actually issued to a Participant upon the exercise of an Option. The number of Incremental Shares will equal the number of Option shares exercised minus the sum of (a) the number of shares of Common Stock surrendered by the Participant or sold by the Company on behalf of the Participant to pay the exercise price and (b) the number of shares of Common Stock sold or withheld by the Company, at the Participant's election, to pay the applicable withholding taxes arising as a result of the Option exercise.

SECTION 7.  ADMINISTRATION.

      The Plan shall be administered by the Committee.

      The Committee shall have the power and authority to grant Restricted Stock or Options to Participants, pursuant to the terms of the Plan.

      In particular, the Committee shall have the authority:

      (a) to select those employees of the Company and its Subsidiaries who are Eligible Employees;

      (b) to determine whether and to what extent Restricted Stock or Options are to be granted to Participants hereunder;

      (c) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

      (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder; and

      (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instructions evidencing the Options and Restricted Stock.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. The Committee may delegate some or all of its authority over the administration of the Plan to any other committee, with approval by the Board, but only with respect to persons who are not Section 16(a) Persons.

SECTION 8.  ADJUSTMENTS UPON A CHANGE IN COMMON STOCK.

      In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, distribution, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event if such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 4(b), or in the number or kind of shares subject to, or the option price per share under, any outstanding Option which has been granted to any Participant, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. In no event shall the excess of the aggregate fair market value of the Common Stock subject to the Options immediately after any substitution, exchange or adjustment over the aggregate option price for such Common Stock be more than the excess of the aggregate fair market value of all of the Common Stock subject to the Option immediately before any such substitution, exchange or adjustment over the aggregate option price of such Common Stock nor shall the adjusted Option give the holder thereof any additional benefits he or she did not have under the old Option.

SECTION 9.  AMENDMENT AND TERMINATION.

      The Plan may be amended or terminated at any time and from time to time by the Board, but no amendment which increases the aggregate number of shares of Common Stock which may be issued pursuant to the Plan (except as provided in Section 8) shall be effective unless and until the same is approved by the stockholders of the Company. Neither an amendment to the Plan nor the termination of the Plan shall adversely affect any right of any Participant with respect to any Restricted Stock or Option theretofore granted without such Participant's written consent. Subject to the foregoing limitations, the Committee shall have the authority to amend certain Plan provisions to the extent necessary to permit participation in the Plan by employees who are employed outside of the United States on terms and conditions which are comparable to those afforded to employees located within the United States.

SECTION 10.  GENERAL PROVISIONS.

      (a) The Committee may require each person purchasing shares pursuant to an Option to represent and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restriction on transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law.

      (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time.

      (c) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      (d) A Participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death or as provided in Section 6(e) above) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability of such Participant. Upon the death of a Participant, the Participant's estate shall succeed to the rights of the Participant with respect to awards granted under the Plan.

      (e) The Company and its Subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Stock upon the lapse of restrictions on Restricted Stock or upon exercise of an Option that the Participant (or any beneficiary or person entitled to exercise the Option) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares. Unless the Committee shall in its discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part upon election by a Participant, in accordance with rules adopted by the Committee from time to time (A) in cash, in United States dollars, (B) by having the Company sell or withhold shares of Common Stock otherwise issuable pursuant to the Plan having a fair market value equal to such tax liability (C) by tendering to the Company shares of Common Stock owned by the Participant (or the person exercising the Option) including Common Stock owned jointly with his or her spouse and acquired at least six (6) months prior to such tender (excluding shares of Restricted Stock awarded hereunder or under any other restricted stock program of the Company) and having a fair market value equal to such tax liability, such fair market value (in the case of clause (B) or (C)), to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations.

      (f) Notwithstanding anything to the contrary contained herein, upon a "Change of Control" (defined below), the restrictions on each award of Restricted Stock shall immediately lapse, and all outstanding Options and reload options shall become immediately exercisable with respect to one hundred percent (100%) of the Common Stock subject thereto. "Change of Control" shall mean the occurrence of any of the following, unless such occurrence shall have been approved or ratified by at least a two-thirds (2/3) vote of the Continuing Directors (defined below): (A) any person within the meaning of Sections 13(d) and 14(d) of the 1934 Act, shall have become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of shares of stock of the Company having twenty five percent (25%) or more of the total number of votes that may be cast for election of the directors of the Company, or (B) there shall have been a change in the composition of the Board such that at any time a majority of the Board shall have been members of the Board for less than twenty-four (24) months, unless the election of each new director who was not a director at the beginning of the period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period, or who were approved as directors pursuant to the provisions of this paragraph (the "Continuing Directors").

      (g) All claims and disputes between a Participant and the Company or any Subsidiary or affiliate arising out of the Plan or any award granted hereunder shall be submitted to arbitration in accordance with the then current arbitration policy of the Company or if the Subsidiary with whom the Participant is employed has adopted an arbitration policy, then the arbitration policy of such Subsidiary. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen. The award rendered by the arbitrator shall be made in accordance with the Plan, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of this Section 10(g) shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

      (h) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

      (i) No Common Stock or other securities shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable Federal, state and international securities statutes, rules and regulations. The appropriate officers of the Company or its Subsidiaries shall cause to be filed any reports, returns or other information regarding awards or Common Stock issued under the Plan as may be required by
Section 13 or 15(d) of the 1934 Act or any other applicable statute, rule or regulation.

      (j) If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law.

SECTION 11.  EFFECTIVE DATE OF PLAN.

      The Plan shall be effective on the date it is adopted by the Board and the Company's stockholder and shall remain effective until terminated by the Board in accordance with Section 9.

                                   SCHEDULE A
                                     TO THE
                        TRAVELERS PROPERTY CASUALTY CORP.
                            CAPITAL ACCUMULATION PLAN


      Pursuant to action taken by the Board and the Nominations, Compensation and Corporate Governance Committee in the event of a Participant's termination of Employment, death, Disability, Retirement, Early Retirement, Related Employment and/or Leave of Absence the following terms, conditions and restrictions shall apply to Restricted Stock and Options granted under the Plan on or after July 23, 1997. Capitalized terms used, but not otherwise defined below shall have the meanings set forth in the Plan.

      1. DEFINITIONS. For purposes of the Plan and this Schedule A, the following terms shall have the following meanings:

      "Disability" shall mean a disability that renders an Employee unable to be occupied within his or her business or profession and as a result of such disability is receiving benefits under the Company's or a Subsidiary's short term or long term disability plan or, in the case of an Employee who did not elect to participate in a long term disability plan, would be eligible to receive benefits under such long term disability plan if the Participant had elected to participate.

      "Early Retirement" shall mean no longer being occupied within one's business or profession, and terminating active Employment after reaching at least age sixty (60) and having completed at least ten (10) years of service with the Company or a Subsidiary.

      "Leave of Absence" shall mean a temporary cessation from active Employment, as authorized in each individual case by the Company or the Subsidiary, in connection with military leave, personal leave or family and medical leave, but shall not include such a cessation resulting from or in connection with a Disability.

      "Retirement" shall mean no longer being occupied in one's business or profession and terminating Employment after reaching at least age fifty-five (55) and having a number of years of service with the Company or a Subsidiary which number when added together with the Employee's age shall not be less than seventy-five (75).

      2. TERMINATION OF EMPLOYMENT. The following provisions supplement and shall remain subject to Sections 5(c)(i) and 6(g) of the Plan:

      (a)   Voluntary Termination.

            (i) Restricted Stock. In the event of a voluntary termination of Employment, other than pursuant to Retirement, Restricted Stock shall be forfeited.

            (ii) Options. In the event of a voluntary termination of Employment, vested Options (or portions thereof) that have not been exercised and have not expired shall be canceled upon the close of business on the last day of Employment.

      (b)   Involuntary Termination for Cause.

            (i) Restricted Stock. In the event of an involuntary termination of Employment for Cause, Restricted Stock shall be forfeited.

            (ii) Options. In the event of an involuntary termination of Employment for Cause, vested Options (or portions thereof) that have not been exercised and have not expired shall be canceled upon the close of business on the last day of Employment.

      (c)   Involuntary Termination other than for Cause.

            (i) Restricted Stock. If a Participant is involuntarily terminated other than for Cause, such Participant shall forfeit his or her Restricted Stock and receive in return a cash payment equal to seventy-five percent (75%) of the fair market value of the number of shares of Restricted Stock forfeited, calculated as of the date of the award.

            (ii) Options. If a Participant is involuntarily terminated other than for Cause, vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised at any time within thirty (30) days following the last day of Employment, but in no event after the Option has expired. At the end of such thirty day period, vested Options (or vested portions thereof) that have not been exercised and have not expired shall be canceled. If a Participant shall die or become Disabled within thirty (30) days of his or her involuntary termination of Employment other than for Cause, vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised by the Participant or his or her executors, administrators, heirs or distributees, as the case may be, at any time within one (1) year after the date of such event, but in no event after the Option has expired.

      (d)   Death.

            (i) Restricted Stock. Upon the death of a Participant, the restrictions on his or her Restricted Stock shall immediately lapse.

            (ii) Options. Upon the death of a Participant, unvested Options shall immediately vest and become exercisable. Vested Options that have not been exercised and have not expired may be exercised by the Participant's executors, administrators, heirs or distributees within two (2) years following the date of death, but in no event later than the expiration date of the Option. At the end of such two
            (2) year period, all unexercised Options shall be canceled.

      (e)   Disability.

            (i) Restricted Stock. In the event of a Participant's Disability prior to the termination of Employment, awards of Restricted Stock shall continue to vest as originally scheduled provided (a) the Participant continues to meet the definition of Disability and has not voluntarily terminated his or her Employment or (b) the Disability is discontinued and the Participant resumes active Employment upon the earlier to occur of (i) the end of the Disability period or (ii) twelve (12) months after the onset of the Disability. If the Disability continues for more than twelve (12) months, then the restrictions on the Participant's Restricted Stock shall lapse on the twelve (12) month anniversary of the onset of Disability.

            (ii) Options. Vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised during the Disability period, but in no event later than two (2) years from the onset of Disability or the expiration date of the Option, whichever is sooner, provided the Participant continues to meet the definition of Disability. If a Participant holds any unvested Options at the onset of Disability no further vesting shall occur unless the Participant resumes active Employment upon the earlier to occur of
            (a) the end of the period of Disability, or (b) twelve (12) months after the onset of Disability. If the Participant resumes active Employment within the applicable time limit, then vesting shall be restored and newly vested options shall become exercisable on the return-to-work date. If the Participant does not resume active Employment within the applicable time limit or, if at any time prior to the end of any remaining period of exercisability of Options, the Participant no longer meets the definition of Disability, vested Options (or vested portions thereof) that have not been exercised and have not expired shall be canceled.

      (f)   Retirement.

            (i) Restricted Stock. A Participant who meets the conditions for Retirement shall receive his or her Restricted Stock upon completion of the Restricted Period. If a Participant "retires" from Employment, (i.e., such person is no longer occupied within his or her business or profession and has terminated active Employment after reaching age fifty-five (55) and having completed at least five (5) years of Employment but has not met the definition of "Retirement" such Participant shall forfeit his or her Restricted Stock and receive instead, a cash payment equal to seventy-five percent (75%) of the fair market value of the number of shares of Restricted Stock forfeited, calculated as of the date of the award.

            (ii) Options. Upon Retirement, all of such Participant's unvested Options shall immediately vest and be exercisable. Vested Options that have not been exercised and have not expired may be exercised at any time within two (2) years following the last day of Employment, but in no event after the Option has expired. At the end of such two (2) year period, all unexercised Options shall be canceled. However, if at any time after such Retirement and prior to the end of any remaining period of exercisability, the Participant is occupied within his or her business or profession then all unexercised Options shall be canceled. If a Participant meets the conditions for Early Retirement, but does not meet the conditions for Retirement, Options which vest (or portions thereof) on or before the date of such Early Retirement may be exercised for a period of two (2) years thereafter, but in no event later than the expiration date of the Option.

      (g)   Leave of Absence.

            (i) Restricted Stock. In the event a Participant takes a Leave of Absence, the Restricted Period will be extended for a period equal to the length of the Leave of Absence or three (3) months, whichever is shorter, provided the Participant resumes active Employment within twelve (12) months of the commencement date of the Leave of Absence, and remains actively Employed for a period (the "Restoration Period") equal to (x) three (3) months or (y) the length of the Leave of Absence, whichever is shorter. If the Participant remains on Leave of Absence for more than twelve (12) months, all Restricted Stock shall be forfeited.

            (ii) Options. Vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised during such Leave of Absence, but in no event later than one (1) year from the commencement of the Leave of Absence or the expiration date of the Option, whichever is sooner, provided the Participant continues to meet the conditions prescribed by the Committee for the Leave of Absence approved for such Participant. If a Participant holds any unvested Options at the time a Leave of Absence commences, no further vesting shall occur unless the Participant resumes active Employment upon the earlier to occur of (a) the end of the Leave of Absence period, or (b) twelve (12) months (or such other shorter or longer period as may be determined by the Committee) after the commencement of a Leave of Absence and remains an active Employee for the duration of the Restoration Period, in which event vesting shall be restored and newly vested options shall become exercisable at the end of the Restoration Period. If the Participant does not resume active Employment within the applicable time limit, or does resume active Employment but does not remain an active Employee for the duration of the Restoration Period or, if at any time prior to the end of any remaining period of exercisability of Options, the Participant no longer meets the conditions prescribed by the Committee in connection with the approved Leave of Absence, vested Options (or vested portions thereof) that have not been exercised and have not expired shall be canceled.

      (h) Related Employment. If a Participant ceases to be an Employee solely by reason of a period of Related Employment, then during such period of Related Employment (i) Restricted Stock shall be distributed at the end of the Restricted Period; (ii) vested Options (or vested portions thereof) that have not been exercised and have not expired shall remain exercisable; (iii) unvested Options shall continue to vest as scheduled; and (iv) death, Disability, Leave of Absence, Early Retirement and Retirement of a Participant during a period of Related Employment shall be treated, for purposes of the Plan, as if the death, Disability, Leave of Absence, Early Retirement or Retirement had occurred while an individual was an Employee of the Company or a Subsidiary. A termination of Related Employment shall be treated in the same manner as a termination of Employment.